Exhibit 32
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES–OXLEY ACT OF 2002
In connection with the Annual Report of Blade Air Mobility, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 20, 2021	By:	/s/ Robert S. Wiesenthal
Robert S. Wiesenthal
Chief Executive Officer (Principal Executive Officer)

December 20, 2021	By:	/s/ William A. Heyburn
William A. Heyburn
Chief Financial Officer
(Principal Financial Officer)